UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2010

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

956 Beachland Blvd., Suite 11 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

6800 Broken Sound Parkway, Suite 200
Boca Raton, Florida 33487
(772) 388-4758

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on December 7, 2009, ARMOUR Residential REIT, Inc. ("the Company") received notice from Staff (the "Staff") of the NYSE Amex, LLC (the "NYSE Amex" or the "Exchange") indicating that the Company no longer complied with the Exchange's continued listing standards due to the fact that the Company's current market capitalization is below $50,000,000 and the Company does not currently have at least 400 public shareholders, as required by Sections 101(c)(2), 101(d)(1) and 102(a) of the NYSE Amex Company Guide, and that its securities were, therefore, subject to being delisted from the Exchange.  On December 10, 2009, the Company appealed this determination and requested a hearing before a committee of the NYSE Amex.  On January 19, 2010, the NYSE Amex's Listing Qualifications Panel of the Committee on Securities held a hearing to consider the written and oral submissions made by the Company and the Staff.

On January 22, 2010, the Company received notice that the NYSE Amex has determined to proceed with delisting the Company's common stock and warrants from listing and registration on the Exchange. After careful consideration, the Company has determined not to appeal this determination.

On January 26, 2010, the Company issued a press release announcing that it had received notice from NYSE Amex of its intent to delist the Company's common stock from the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As also previously announced, the Company has commenced a listings application process for its securities to be listed on The Nasdaq Stock Market. There can be no assurance that the Company's securities will be approved for listing on The Nasdaq Stock Market upon its delisting from NYSE Amex. In such event, the Company's common stock and warrants will be traded on the over-the-counter market and quoted on the OTC Bulletin Board upon delisting from the NYSE Amex. The Company notes that there can be no assurance that any broker-dealer will be willing to act as a market maker in the Company's securities or that, if such quotations begin, they will continue for any length of time.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2010

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Vice Chairman

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 26, 2010